Income Taxes - Schedule of Loss Before Income Taxes By Jurisdiction (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Noncontrolling Interest [Abstract]
Non-PRC	¥ 20,929	$ 3,284	¥ (178,916)	¥ (114,137)
PRC	(6,440,615)	(1,010,673)	(2,997,998)	(1,759,246)
Total	¥ (6,419,686)	$ (1,007,389)	¥ (3,176,914)	¥ (1,873,383)